Exhibit 10.16(a)
CORNELL
CAPITAL PARTNERS

June 21, 2007

Firstgold Corp.
3108 Gabbert Dr., Suite 210
Cameron Park, CA 95682

Attention: Scott Dockter

Dear Mr. Dockter:

This letter will memorialize our understanding with regards to the registration rights agreement (the "Agreement") dated September 26, 2006, as amended, between Firstgold, Corp. f/k/a Newgold, Inc. ('"Firstgold") and Cornell Capital Partners, LP ("Cornell”) The Agreement, as amended, requires Firstgold to register 18,750,000 shares of its common stock to cover the conversion of three Convertible Debentures held by Cornell. In connection with Firstgold's application for listing of its common stock on the TSX, Cornell and Firstgold hereby agree that Firstgold may reduce the number of shares of common stock to be included on its SB-2 Registration Statement (as defined in the Agreement) to 6,666,667 shares of common stock underlying Cornell's Convertible Debentures. Firstgold remains obligated to register 3,500,000 shares of its common stock to cover the exercise of warrants held by Cornell.

Sincerely,

Cornell Capital Partners, L.P.
By: Yorkville Advisors, LLC
Its: Investment Manager

By: /s/ GERALD EICKE
Name: Gerald Eicke
Title: Managing Partner

Agreed and Acknowledged:
Firstgold Corp.

By: /s/ SCOTT DOCKTER
Narne: Scott Docker
Title: Chief Executive Officer

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